                                                             Exhibit 10(viii)(a)


                         [STERLING BANCORP LETTERHEAD]


                                  March 9, 1999




Mr. Louis J. Cappelli, Chairman
Sterling Bancorp
430 Park Avenue
New York, New York 10022

Dear Mr. Cappelli:

This will confirm the following amendments to your employment agreement, dated February 19, 1993 (as amended, February 14, 1995 and February 8, 1996, February 28, 1997, February 19, 1998 and May 22, 1998), with our Company:

1. The date in the third line of Paragraph 1 (captioned "Term") is amended to December 31, 2003.

2. Paragraph 3(a)(A) is deleted and the following is inserted in lieu thereof:

            " (A) (i) a fraction of which (x) the numerator is the Consumer Price Index All Urban Consumers - (CPI-U) New York - Northeastern New Jersey-Long Island, NY-NJ-CT-PA. (All Items (1982-84=100) (the "Index") prepared by the Bureau of Labor Statistics of the United States Department of Labor (or if the Index is not then being published, the most nearly comparable successor index) for the December immediately preceding such date and (y) the denominator is the Index for the preceding December or (ii) if less than such fraction, 1.05; or..."

3. The second word in Paragraph 3(c) ("may") is deleted and the word "will" is inserted in lieu thereof.

                                                             Exhibit 10(viii)(a)


Louis J. Cappelli                      -2-                         March 9, 1999




The foregoing amendments were recommended by the Compensation Committee and approved by the Board of Directors at its February 18, 1999 meeting.

Kindly sign and return the enclosed copy to the Company in order to confirm your understanding and acceptance of the foregoing amendments.

                                    Sincerely,

                                    STERLING BANCORP


                                    By /s/ Jerrold Gilbert
                                       --------------------------------
                                           Executive Vice President
Agreed:


/s/ Louis J. Cappelli
--------------------------------
    Louis J. Cappelli

                                                             Exhibit 10(viii)(b)


                         [STERLING BANCORP LETTERHEAD]


                                  March 9, 1999




Mr. John C. Millman, President
Sterling Bancorp
430 Park Avenue
New York, New York 10022

Dear Mr. Millman:

This will confirm the following amendments to your employment agreement, dated February 19, 1993 (as amended, February 14, 1995 and February 8, 1996, February 28, 1997, February 19, 1998 and May 22, 1998), with our Company:

1. The date in the third line of Paragraph 1 (captioned "Term") is amended to December 31, 2001.

2. Paragraph 3(a)(A) is deleted and the following is inserted in lieu thereof:

            " (A) (i) a fraction of which (x) the numerator is the Consumer Price Index All Urban Consumers - (CPI-U) New York-Northeastern New Jersey-Long Island, NY-NJ-CT-PA. All Items (1982-84=100) (the "Index") prepared by the Bureau of Labor Statistics of the United States Department of Labor (or if the Index is not then being published, the most nearly comparable successor index) for the December immediately preceding such date and (y) the denominator is the Index for the preceding December or (ii) if less than such fraction, 1.05; or..."

3. The second word in Paragraph 3(c) "may" is deleted and the word "will" is inserted in lieu thereof.

                                                             Exhibit 10(viii)(b)


John C. Millman                        -2-                         March 9, 1999


The foregoing amendments were recommended by the Compensation Committee and approved by the Board of Directors at its February 18, 1999 meeting.

Kindly sign and return the enclosed copy to the Company in order to confirm your understanding and acceptance of the foregoing amendment.

                                    Sincerely,

                                    STERLING BANCORP


                                    By /s/ Jerrold Gilbert
                                       --------------------------------
                                           Executive Vice President
Agreed:

/s/ John C. Millman
--------------------------------
    John C. Millman